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                                  EXHIBIT 23.7

                         Consent of Ernst & Young LLP,

                 Independent Registered Public Accounting Firm,

                            dated September 10, 2004
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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 11, 2003, with respect to the consolidated financial statements of EdenCare Senior Living Services, L.P., incorporated by reference in Post-Effective Amendment No. Two to the Registration Statement (Form S-11 No. 333-107486) and related Prospectus of CNL Retirement Properties, Inc.

                                               /s/ Ernst & Young LLP


Atlanta, Georgia
September 10, 2004